Exhibit 99.1

Corporate presentation May 2019

2

Experience matters to deliver value 3 ~50% of Tellurian ~$8 CF/share ~$550 per tonne Is owned by founders, directors, officers and other employees Fully wrapped LSTK EPC contract with Bechtel and final FERC order received Projected annual cash flow to Tellurian through the sale of low-cost LNG on the water Total S.A. expected to be first partner in Driftwood Holdings at a transaction cost of $500 per tonne ~$0.50 $/mmBtu Price of natural gas in West Texas today

Received in April 2019 final FERC order granting authorization to construct and operate the Driftwood LNG terminal and pipeline Final FERC permit complete 4 Artist rendition

Phase 1 Phase 2 Phase 3 Phase 4 Total Bechtel LSTK secures project execution Leading LNG EPC contractor 44 LNG trains delivered to 18 customers in 9 countries ~30% of global LNG liquefaction capacity (>125 mtpa) Tellurian and Bechtel relationship 16 trains(1) delivered with Tellurian’s executive team Invested $50 million in Tellurian Inc. Source: Bechtel website. Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG, and ELNG. 5 Driftwood EPC contract costs ($ per tonne) Capacity (mtpa) 11.0 5.5 5.5 5.5 27.6

Best team in the business 6 Our combination of talents sets us apart from every other developer. Our leadership is underpinned by a team with unmatched experience. 79 50 mtpa, our team is responsible for over 15% of the LNG in production today Our team has delivered cost-leading LNG projects for over 50 years

Sourcing low-cost gas from multiple basins Note: Pipelines drawn are for illustrative purposes and are not intended to represent actual pipeline routes. 7 PGAP HGAP DCPL Driftwood LNG DWPL Access to low-cost gas from growing Appalachia and Midcontinent basins Developing supply network to access gas from lowest-cost basins Direct connection to both the Haynesville shale and Permian basin Access to growing and diverse supply pool at Perryville/Delhi

Local demand Effective takeaway capacity Exports to Mexico New firm capacity Permian dry gas production(2) Depressed West Texas gas prices to persist Sources: Platts, IHS Markit, Tellurian Research Notes: (1) Reflects average daily Platts Waha cash prices from 3/25/19 through 4/23/19. (2) Dry gas production forecast based on IHS Markit’s 1H-2019 North American Long-Term Outlook. 8 West Texas gas prices now sit on a razor’s edge with no long-term relief in sight A new normal for Waha gas prices(1) 2019 - 2 4 6 8 10 12 14 16 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Bcf/d More pain is on the way

Integrated model to produce low-cost LNG on the water Variable and operating costs expected to be $2.50-$3.00/mmBtu FOB ~$20 billion in project finance debt equates to $1.00-$1.50/mmBtu(2) Tellurian retains ~14 mtpa and ~49% of the assets Projected ~$2 billion annual cash flow to Tellurian = $8.00 per share(1,3) Tellurian projects annual ~$8 cash flow/sh(1) Tellurian Marketing Pipeline Network Production Company Equity ownership ~49% ~14 mtpa ~14 mtpa(4) Partners (~$7 billion in equity) ~51% Partners 100% LNG Terminal Driftwood Holdings (~$20 billion in project finance debt) Notes: (1) Annual cash flow per share based on projected $2.3 billion annual cash flow to Tellurian and ~267 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel. (2) Based on various financing structures for principal, interest rate and amortization related to ~$20.0 billion of project finance debt. (3) See slide 11 for estimated annual Tellurian cash flow at various assumed U.S. Gulf Coast netback prices and margin levels. (4) Includes 12 mtpa retained capacity and assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings. 9 $1 billion private equity capital

Driftwood Holdings’ financing 10 Notes: (1) Based on engineering, procurement, and construction agreements executed with Bechtel. (2) Approximately half of owners’ costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs. (3) Represents estimated costs of development of Driftwood pipeline (in phases), HGAP and PGAP. (4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs. (5) Project finance debt to be borrowed by Driftwood Holdings. (6) Cash flow prior to commercial operations date of Plant 2, Plant 3, and Plant 5 in the 2-Plant, 3-Plant, and full development cases, respectively. (7) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1.0 billion of convertible debt with interest of ~11% and funded by private equity. 2-Plant Case 3-Plant Case Full Development Capacity (mtpa) 11.0 16.6 27.6 Capital investment ($ billions) Liquefaction terminal(1) $ 7.6 $ 10.3 $ 15.2 Owners’ cost & contingency(2) $ 1.1 $ 1.5 $ 1.9 Driftwood pipeline(3) $ 1.1 $ 1.5 $ 2.2 HGAP(3) $ - $ - $ 1.4 PGAP(3) $ - $ 3.7 $ 3.7 Upstream $ 2.2 $ 2.2 $ 2.2 Fees(4) $ - $ 0.9 $ 0.9 Interest during construction $ 2.5 $ 4.5 $ 7.5 Total capital $ 14.5 $ 24.6 $ 35.0 Total capital ($ per tonne) $ 1,320 $ 1,480 $ 1,270 Debt financing(5) $ (8.0) $(15.0) $ (20.0) Pre-COD cash flows(6) $ (2.5) $ (3.6) $ (7.0) Net equity $ 4.0 $ 6.0 $ 8.0 Transaction price ($ per tonne) $ 500 $ 500 $ 500 Capacity split mtpa % mtpa % mtpa % % Partner 6.0 ~55% 10.0 ~60% 14.0 ~51% 58% Tellurian (purchased)(7) 2.0 ~18% 2.0 ~12% 2.0 ~7% 42% Tellurian (retained) 3.0 ~27% 4.6 ~28% 11.6 ~42% 42%

USGC netback ($/mmBtu) Cost of LNG(1) ($/mmBtu) Margin ($/mmBtu) 2 Plants 3 Plants 5 Plants Cash flows(2)(3)(4) $ millions ($ per share) Tellurian capacity 5.0 mtpa 6.6 mtpa 13.6 mtpa $ 6.00 $4.50 $ 1.50 $190 ($0.71) $320 ($1.20) $870 ($3.26) $ 8.00 $4.50 $ 3.50 $710 ($2.66) $1,010 ($3.79) $2,280 ($8.55) $10.00 $4.50 $ 5.50 $1,230 ($4.61) $1,690 ($6.34) $3,690 ($13.84) $15.00 $4.50 $10.50 $2,530 ($9.49) $3,410 ($12.79) $7,230 ($27.11) Value to Tellurian Inc. 11 Notes: (1) $4.50/mmBtu cost of LNG FOB Gulf Coast assumes $2.25/mmBtu cost of gas at Driftwood LNG terminal. See appendix, slide 22 for additional details. (2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A. (3) Annual cash flow per share based on ~267 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel. (4) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1 billion in convertible debt funding with 11% paid-in-kind (“PIK”) interest during construction and 11% cash interest after construction. Tellurian expects to produce LNG as low as $3.50/mmBtu. Every $1.00 decrease in the cost of LNG generates an additional $2.66 in cash flow per share in the 5-plant case

Final Investment Decision expected in 2019 12 Fully-wrapped EPC contract Draft FERC EIS Final FERC EIS Final FERC Order DOE license to export to non-FTA countries Complete capital raise process Partner & equity funding Debt syndication Final Investment Decision First LNG Milestone Target date November 2017 September 2018 January 2019 April 2019 Q2 2019 2023 2019 Key regulatory agency approval to export LNG Approval for siting, construction and operation of liquefaction facilities

Social media Contact us Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com 13 @TellurianLNG

Appendix 14

Key investment highlights 15 Received final FERC order in April 2019 Guaranteed lump sum turnkey contract with Bechtel $15.2 billion for 27.6 mtpa capacity (~$550 per tonne) Expect Permian associated gas prices to remain distressed, Waha currently ~$0.50/mmBtu Continued improvements in Haynesville drilling efficiency Regulatory certainty Fixed-cost EPC contract Commercial momentum Experienced management Access to low-cost natural gas Tellurian developing ~$30 billion of assets to generate ~$8 cash flow per share annually Note: (1) As of April 17, 2019. Management track record at Cheniere and BG Group ~50% of Tellurian owned by founders, directors, officers and other employees(1) Total S.A. expected to be first partner at $500 per tonne transaction price

Project design Regulatory Negotiate agreements Final contracts Debt/project finance terms Final investment decision Steps towards final investment decision 16 2019 FID • FEED studies • EPC • Equipment selection • Secure permits and certificates • Non-binding agreements, including governance terms • Binding agreements • Equity partners commit to funding • Banks finalize syndication terms & form underwriting group • Draw equity and debt capital • Launch construction process

+7 +4 +7 +1 +3 Looming challenge of U.S. gas oversupply 17 U.S. natural gas must be exported Sources: DrillingInfo, EIA, Tellurian analysis. Note: (1) Assumes $70/bbl oil price and $3/mmBtu Henry Hub price and that incremental supply comes from Permian, Scoop/Stack, Haynesville, Eagle Ford, and Appalachia. (2) Assumes U.S. natural gas demand grows 0.6% p.a. and that the 7.4 bcf/d of LNG terminals under construction produce at a 90% utilization rate. (3) Assumes new LNG terminals produce at a 90% utilization rate. Bcf/d total gas supply growth(1) Bcf/d excess gas supply(2) mtpa LNG capacity required(3) Legend Operating/under construction LNG Future infrastructure required +X Incremental gas supply by 2025 (bcf/d) ~100 ~12 +22 2018-2025:

Global LNG capacity call: ~100-250 mtpa Sources: Wood Mackenzie, Tellurian Research. Notes: (1) Assumes 85% utilization rate. (2) Assuming sustained 2015-2018 demand growth rate of ~9.3% p.a. post-2019. (3) Conservative estimate of 5.0% p.a. demand growth rate post-2019. 18 Under construction In operation Capacity required(1) 9.3%(2) 5.0%(3) ~100 mtpa ~250 mtpa 9.3% p.a. growth rate 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 mtpa Global LNG capacity outlook

Total expected to be first equity partner at $500 per tonne 19 Potential partner Proposed off-take Proposed volume Credit rating(1) Driftwood project Equity investor 1.0 mtpa A+/Aa3/AA- Equity investor Under review Baa2 (Moody’s) Tellurian Marketing JKM linked 1.5 mtpa A+/Aa3/AA- JKM linked (Equity investment under review) 1.5 mtpa Unrated Notes: (1) Parent credit ratings denote S&P/Moody’s/Fitch, unless noted otherwise.

Project advancement Common stock purchase agreement with Total Heads of Agreement (“HOA”) with Total Tellurian signs agreements with Total Total Delaware, Inc. (“Total”) signs HOA to make $500 million equity investment in Driftwood project and for Total to purchase 1 mtpa of LNG Total to purchase 1.5 mtpa of LNG from Tellurian Marketing’s LNG offtake volumes from the Driftwood LNG export terminal FOB, minimum term of 15 years Price based on Platts Japan Korea Marker (“JKM”) Note: (1) Common stock purchase agreement executed with Total Delaware, Inc. at $10.064/share. (2) Tellurian Marketing to purchase 7.2% equity interest in Driftwood project. 20 Tellurian Marketing to purchase an equity interest(2) in Driftwood project and 2 mtpa of LNG with anticipated private equity funding Tellurian’s LNG volumes from Driftwood project will increase to 13.6 mtpa at full development Tellurian anticipates reaching FID on Driftwood project in 2019 Total to purchase ~20 million additional shares in Tellurian for $200 million upon, among other customary conditions(1): Shareholder approval Final investment decision (“FID”) Tellurian’s purchase of 7.2% of Driftwood equity

Commercial momentum to 3-plant FID Notes: (1) Represents required equity contribution at $500/tonne. (2) Based on signed Heads of Agreement (HOA). (3) Based on signed Memorandum of Understanding (MOU) with volume to be determined. (4) Based on signed MOU. 21 mtpa mtpa (2) (2) (4) Driftwood Holdings volume Tellurian Marketing volume (1) (1) Petronet(3) Purchased 2.0 Retained 4.6 Remaining 3.6 Vitol 1.5 Total 1.5

Driftwood Holdings’ operating costs Sources: Wood Mackenzie, Tellurian Research. Notes: (1) Based on debt service cost of principal and interest related to ~$20.0 billion of project finance debt. 22 (1) Debt Drilling & completion Operating Gathering, processing & transportation Contingency Liquefaction $4.50 $3.50 Updates: Replace or substitute amortizing debt for interest-only debt Improved operating outlook at liquefaction plant Delineation of Haynesville acreage and technological advances Upstream $0.88 $0.70 $0.36 $0.36 $0.79 $0.79 $0.22 $0.15 $0.75 $0.50 $1.50 $1.00 Base case Optimistic case

Returns to Driftwood Holdings’ partners 23 U.S. Gulf Coast netback price ($/mmBtu) $6.00 $8.00 $10.00 $15.00 Driftwood LNG, FOB U.S. Gulf Coast ($/mmBtu) $(3.50) $(3.50) $(3.50) $(3.50) Margin ($/mmBtu) 2.50 4.50 6.50 11.50 Annual partner cash flow(1) ($ millions per tonne) 130 235 340 600 Cash on cash return(2) 26% 47% 68% 120% Payback(3) (years) 4 2 ~1 <1 Notes: (1) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (2) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax; does not reflect potential impact of management fees paid to Tellurian. (3) Payback period based on full production.

Owning infrastructure mitigates risk 24 Tolling model SPA model Equity model Customer incurs risk Competition between customers for pipeline access leads to hidden costs and higher cost of LNG on the water Developer incurs risk Developer consolidates pipeline transport, but still a price taker for transportation services; developer only has 5% of Henry Hub price to pay for transport Own the infrastructure True cost control and transparency from equity ownership across the value chain

Basin 10,800 Haynesville acres 1.4 Tcf of resource Intend to acquire 15 Tcf Basis ~$7 billion of pipeline projects, providing access to Haynesville, Permian, & Appalachia supply Integrated to manage three risks 25 Construction ~$15 billion liquefaction project in Louisiana

Driftwood LNG terminal Note: (1) Based on engineering, procurement, and construction agreements executed with Bechtel. 26 Driftwood LNG terminal Land ~1,000 acres near Lake Charles, LA Capacity ~27.6 mtpa Trains Up to 20 trains of ~1.38 mtpa each Chart heat exchangers GE LM6000 PF+ compressors Storage 3 storage tanks 235,000 m3 each Marine 3 marine berths EPC Cost ~$550 per tonne ~$15.2 billion(1) Artist rendition

Construction budget breakdown Notes: Based on Driftwood LNG full development. (1) Includes additional contingency by developer and staffing prior to commencement of operations. (2) Provisional sum includes escalation factor for inflation, insurance, foreign exchange, and other costs. 27 24% 24% 24% 12% 17% (2) (1)

2 3 4 1 Bringing low-cost gas to SW Louisiana 28 Driftwood Pipeline(1) Capacity (Bcf/d) 4.0 Cost ($ billions) $2.2 Length (miles) 96 Diameter (inches) 48 Compression (HP) 274,000 Status FERC approval complete Haynesville Global Access Pipeline(1) Capacity (Bcf/d) 2.0 Cost ($ billions) $1.4 Length (miles) 200 Diameter (inches) 42 Compression (HP) 23,000 Status Binding open season pending Permian Global Access Pipeline(1) Capacity (Bcf/d) 2.0 Cost ($ billions) $3.7 Length (miles) 625 Diameter (inches) 42 Compression (HP) 258,000 Status Binding open season pending 1 2 3 Note: (1) Included in Driftwood Holdings at full development; commercial and regulatory processes in progress and financial structuring under review. 4 Delhi Connector Pipeline Capacity (Bcf/d) 2.0 Cost ($ billions) $1.4 Length (miles) 180 Diameter (inches) 42 Compression (HP) 72,000 Status Binding open season pending

>100 Tcf available resources in Haynesville Sources: IHS Enerdeq; 1Derrick; investor presentations; Tellurian research. Note: (1) Estimated resources based on acreage. 29 Driftwood Holdings plans to fund and purchase 15 Tcf Potential acquisition targets: Range of resources per target (Tcf)(1): Target size: Large Medium Small 15 15 9 9 <~9 Tcf ~9 to ~15 Tcf >~15 Tcf

February Announce MOU for Driftwood equity investment with Petronet Building momentum to FID in 2019 30 June Raise approximately $115 million in public equity March Bechtel invests $50 million in Tellurian Feb/March Announce open seasons for Haynesville Global Access Pipeline and Permian Global Access Pipeline December Raise approximately $100 million in public equity November Acquire Haynesville acreage, production and ~1.4 Tcf Execute LSTK EPC contract with Bechtel for ~$15 billion June Bechtel, Chart Industries and GE complete the front-end engineering and design (FEED) study for Driftwood LNG February Merge with Magellan Petroleum, gaining access to public markets January TOTAL invests $207 million in Tellurian December GE invests $25 million in Tellurian September Management, friends and family invest $60 million in Tellurian 2016 2017 2018 September Driftwood LNG receives Draft Environmental Impact Statement (DEIS) from FERC December Announce MOU for 1.5 mtpa for 15 years with Vitol, based on Platts JKM 2019 April Driftwood LNG receives Final Order from FERC April Announce HOA for Driftwood equity investment with Total